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                                                                    EXHIBIT 10.2

              INSTRUMENT AMENDING LYONDELL PETROCHEMICAL COMPANY
                            EXECUTIVE DEFERRAL PLAN



LYONDELL PETROCHEMICAL COMPANY hereby amends the Lyondell Petrochemical Company Executive Deferral Plan, effective January 1, 1995, as follows:



SECTION 1.1, PURPOSE AND INTENT OF PLAN, is amended to delete "Annual Incentive Plan awards" and to substitute "a portion of Value Share Plan awards or a portion of Management Value Share Plan awards".


SECTION 1.3, DEFINITIONS, AWARDS, is amended to read as follows:

     AWARDS means cash awards under the Lyondell Petrochemical Company Value Share Plan, Management Value Share Plan or awards under any other plan that the Board of Directors of Lyondell Petrochemical Company, or the Compensation Committee thereof, has authorized the Company to adopt and has further authorized awards thereunder to be treated as Awards under this Plan.



SECTION 1.3, DEFINITIONS, CONSTRUCTIVE TERMINATION FOR GOOD REASON, subpart (2), is amended to read as follows:

     (2) the reduction of the Participant's annual salary (including any deferred portions thereof), the reduction of the Participant's Value Share Plan as a result of an adverse change in Plan terms (and not as a result of a reduction solely to satisfy federal tax law requirements), or a material reduction in the level of benefits or supplemental compensation provided to the Participant; or
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LYONDELL PETROCHEMICAL COMPANY hereby amends the Lyondell Petrochemical Company
Executive Deferral Plan, effective July 1, 1995, as follows:


SECTION 1.3, DEFINITIONS, CAP PLAN, and SECTION 1.3, DEFINITIONS, SAVINGS PLAN, are deleted.

SECTION 1.3, DEFINITIONS, is amended to add new definition, 401(K) AND SAVINGS PLAN, to read as follows:

     401(K) AND SAVINGS PLAN means the Lyondell Petrochemical Company 401(K) and Savings Plan maintained by Lyondell Petrochemical Company.


The Executive Deferral Plan is amended to delete references to "CAP Plan" or "Savings Plan" or both and to substitute "401(k) and Savings Plan" for any former reference to "CAP Plan" or "Savings Plan" or both.



IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY, acting by and through its duly authorized officer, has caused this Instrument to be executed on the 18th day of September, 1995.



ATTEST:                      LYONDELL PETROCHEMICAL COMPANY

BY: /s/ Gerald A. O'Brien    BY: /s/ Richard W. Park
   -----------------------      -----------------------------------
   Assistant Secretary            Richard W. Park
                                  Vice President, Human Resources